SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported):  February 8, 2000


                                  VSOURCE, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


         Nevada                000-30326                95-3538903
------------------------      ------------        ----------------------
(State of incorporation)      (Commission            (I.R.S. Employer
                              File Number)        Identification Number)


           5740 Ralston Street, Suite 110, Ventura, California  93003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (805) 677-6720
       -------------------------------------------------------------------


           Former name: Interactive Buyers Network International, Ltd.
           -----------------------------------------------------------


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Item  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

             Effective February 8, 2000, Vsource, Inc., a Nevada corporation ("Registrant" or the "Company"), agreed to retain Grant Thornton LLP as the principal accountant to audit the Company's financial statements. Concurrently with the agreement to engage Grant Thornton LLP, the Company's former accountants, Lucas, Horsfall, Murphy & Pindroh, LLP resigned as the Company's independent accountants. The Company's Board of Directors approved the decision to change accountants.

             Lucas, Horsfall, Murphy & Pindroh, LLP's report, dated May 15, 1999 (except for Note 10 to the financial statements which is as of September 3, 1999), on the consolidated financial statements as of and for the years ended January 31, 1999 and 1998 contained an additional paragraph adding emphasis to the matter of the Company's ability to continue as a going concern.

             During the Company's two most recent fiscal years and any subsequent interim period, there were no disagreements between the Company and Lucas, Horsfall, Murphy & Pindroh, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lucas, Horsfall, Murphy & Pindroh, LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

             During the Company's two most recent fiscal years and any subsequent interim period, the Company has not consulted Grant
             Thornton LLP with respect to any of the matters described in Regulation S-B Item 304(a)(2)(i) or (ii).

             The Company shall provide Lucas, Horsfall, Murphy & Pindroh, LLP With a copy of this Form 8-K no later than the day that this Form 8-K is filed with the SEC. Lucas, Horsfall, Murphy & Pindroh, LLP has furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements. A copy of the letter is filed as Exhibit 16 to this Form 8-K.


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Item  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

             The following financial statements and exhibits are filed as part of this report:

             (c)     Exhibits  in  accordance  with  Item 601 of Regulation S-K:


             Exhibit
                No.   Description
             -------  ------------------------------------------------
             16.1     Letter re Change in Certifying Accountants dated
                      February 8,  2000  by  Lucas,  Horsfall,  Murphy
                      &  Pindroh,  LLP.


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
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VSOURCE,  INC.



Date:  February  10,  2000         By: /s/ Robert C. McShirley
                                      ---------------------------------------
                                       Robert C. McShirley
                                       President, Chief Executive Officer
                                       and Chairman of the Board


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
                                  EXHIBIT INDEX



             Exhibit                                                        Page
                No.   Description                                            No.
             -------  ----------------------------------------------------  ----
             16.1     Letter re Change in Certifying Accountants February      6
                      8, 2000 by Lucas, Horsfall,  Murphy  & Pindroh, LLP


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